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                                                                    EXHIBIT 99.2

PROXY

                              AVIVA PETROLEUM INC.

           PROXY FOR 1998 SPECIAL MEETING, IN LIEU OF ANNUAL MEETING
                                OF STOCKHOLDERS

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Ronald Suttill and James L. Busby, and either of them, proxies or proxy with full power of substitution and revocation as to each of them, to represent the undersigned and to act and vote, with all powers which the undersigned would possess if personally present, at the Special Meeting of Stockholders of Aviva Petroleum Inc. to be held at Vinson & Elkins L.L.P., 2001 Ross Avenue, Suite 3800, Dallas, Texas, at 10:00 a.m. on September 29, 1998, on the following matters and in their discretion on any other matters which may come before the meeting or any adjournments thereof. Receipt of Notice-Joint Proxy Statement/Prospectus dated ____________, 1998, is acknowledged.

                  (Continued and to be signed on reverse side)

                              FOLD AND DETACH HERE
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                                                                     Please mark
                                                                your vote as [X]
                                                                    indicated in
                                                                    this example



To vote in accordance with the Board of Directors' recommendations just sign below; no boxes need to be checked.


THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2 AND 3.


Item 1--Proposal to issue shares of Common Stock pursuant to the Agreement and Plan of Merger among the Company, a wholly owned subsidiary of the Company and Garnet Resources Corporation.

                FOR             AGAINST            ABSTAIN

                [ ]               [ ]                [ ]

Item 2--Election of Directors

        FOR ALL NOMINEES                 WITHHOLD               NOMINEES:
       LISTED TO THE RIGHT               AUTHORITY
(EXCEPT AS MARKED TO THE CONTRARY)    TO VOTE FOR ALL      RONALD SUTTILL AND
                                         NOMINEES          EUGENE C. FIEDOREK
                                    LISTED TO THE RIGHT

             [ ]                            [ ]

(Instruction: To withhold authority to vote for an individual nominee write that nominee's name on the space provided below.)

-----------------------------

Item 3--Proposal for ratification of selection of independent public accountants for the Company for 1998.

                FOR             AGAINST            ABSTAIN

                [ ]               [ ]                [ ]

Item 4--In their discretion, upon such other business incident to the conduct of the meeting as may properly come before the meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED.

IN THE ABSENCE OF SUCH DIRECTION THE PROXY WILL BE VOTED FOR THE NOMINEES LISTED IN ITEM 2 AND FOR THE PROPOSALS SET FORTH IN ITEMS 1 AND 3.

I PLAN TO ATTEND THE MEETING [ ]


Signature                    Signature                     Date
         --------------------         ---------------------    ----------------

NOTE: PLEASE SIGN AS NAME APPEARS HEREON. JOINT OWNERS SHOULD EACH SIGN. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE AS SUCH.

                             FOLD AND DETACH HERE